                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2006

                             NEWPORT BANCORP, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

     Maryland                         0-51856                20-4465271
     --------                         -------                ----------
(State or other jurisdiction of     (Commission              (IRS Employer
incorporation or organization)       File Number)            Identification No.)
                                                             No.)


100 Bellevue Avenue, Newport, Rhode Island                      02840
------------------------------------------                      -----
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On July 5, 2006, Newport Bancorp, Inc. (the "Company"), the holding company for Newport Federal Savings Bank ("Newport Federal"), announced that final regulatory approval had been received for Newport Federal's conversion from the mutual form of organization to the stock holding company form of organization and the related common stock offering by the Company. For more information, reference is made to the Company's press release dated
July 5, 2006, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      On July 6, 2006, the Company announced the completion of Newport Federal's conversion from the mutual form of organization to the stock holding company form of organization and the related common stock offering by the Company. For more information, reference is made to the Company's press release dated
July 6, 2006, a copy of which is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

         Number   Description
         ------   -----------

          99.1    Press Release dated July 5, 2006

          99.2    Press Release dated July 6, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEWPORT BANCORP, INC.
                                   (Registrant)



Date: July 10, 2006                By: /s/ Kevin M. McCarthy
                                       --------------------------
                                       Kevin M. McCarthy
                                       President and Chief Executive Officer